PROSPECTUS SUPPLEMENT

ReliaStar Life Insurance Company of New York

and its

ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P, Q

Supplement dated April 28, 2006, to your current variable annuity prospectus. Please read it carefully and keep it with your prospectus for future reference.

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INFORMATION REGARDING SUB-ACCOUNT ADDITIONS

Effective April 28, 2006, the following Funds are added as available Sub-Accounts under your Contract:

•   ING FMR® Diversified Mid Cap Portfolio (Class I)

•   ING FMR® Earnings Growth Portfolio (Class I)

•   ING Franklin Income Portfolio (Class I)

•   ING PIMCO High Yield Portfolio (Class S)

•   ING VP Balanced Portfolio (Class I)

•   ING VP Intermediate Bond Portfolio (Class I)

•   ING VP Money Market Portfolio (Class I)

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